SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

12.	SUBSEQUENT EVENTS

In September 2025, the Company authorized issuance of 250,000 shares of common stock to a consultant for services. The share certificates were issued in November 2025.

In November 2025 determination was made that the well for which drilling and development had begun in July 2025 as part of the Magnetar Drilling Fund Project on a Louisiana oil and gas lease owned by Wildcat Panther, LLC, would be a dry hole.

11.	SUBSEQUENT EVENTS

On March 10, 2025, the Company authorized issuance of 1,025,000 shares of common stock to directors, and an officer. for services.

On August 20, 2025, the Company entered into and closed a transaction with Panther Bridge, LLC, a Texas limited liability company (“Panther Bridge”), under which Panther Bridge loaned $6,000,000 to the Company. The transaction was effected through a Subscription Agreement that was entered into between the two parties, under which the Company sold to Panther Bridge an 18% Unsecured Promissory Note in the original principal amount of $6,000,000.00 (the “Panther Bridge Note”), along with 3,000,000 shares of Series A Redeemable Preferred Stock, par value of $0.0001 per share (the “Preferred Stock”), and an Assignment of Net Profits Interest and Irrevocable Option to Convert to Working Interest from the ownership in the Panther Prospect of the Company (the “Assignment”). Panther Bridge is managed by Gregory McCabe, Jr., the son of the Company’s Chairman and Chief Executive Officer, Gregory McCabe (“McCabe Sr.”). Neither of the McCabes have any economic interest in Panther Bridge. Panther Bridge has multiple outside investors, none of which are considered related persons to the Company.

The Panther Bridge Note bears interest at the rate of 18% per annum with one balloon payment of principal and interest being due and payable on the maturity date of August 20, 2026. The proceeds of the $6,000,000 loan are to be used to pay off the 12% Secured Promissory Note held by CAPCO Holding, Inc. in the principal amount of $2,000,000, to pay any obligations of the Company for the Panther Prospect, and for general corporate purposes. None of proceeds will be used for repayment of any debts owed to McCabe Sr. The Panther Prospect includes approximately 618 gross acres and 618 net acres of land situated in Acadia Parish, Louisiana. The Company has elected to participate as a non-operating working interest owner in the next well drilled on the Panther Prospect. As part of the loan transaction, the Company, Panther Bridge, and McCabe Sr. entered into a Subordination Agreement (the “Subordination Agreement”) under which McCabe Sr. agreed to subordinate all of the Company’s indebtedness and obligations owed to him to the indebtedness under the Panther Bridge Note, under the terms and conditions of the Subordination Agreement.

Also as part of the loan transaction, the Company issued to Panther Bridge 3,000,000 shares of newly designated Series A Redeemable Preferred Stock. The designation, voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions of the Preferred Stock are set forth in a Certificate of Designations filed with the Secretary of State of Nevada. The holders of the Preferred Stock have no voting rights. At the Company’s option, it may redeem the Preferred Stock, in whole or from time to time in part, on any business day after the date of issuance, at a per share redemption price equal to $1.00 plus all accrued and unpaid dividends on such share, if any. The Preferred Stock begins accruing dividends on the first anniversary of the issuance date, August 20, 2026, at the rate of 18% per annum of the per share redemption/liquidation price ($1.00 plus all unpaid dividends on such share). Additionally, there are restrictions on the Company declaring or making any distribution on common stock while there are any accrued and unpaid dividends owed to holders of Preferred Stock. Holders of the Preferred Stock also have certain rights upon liquidation, dissolution or winding up of the Company or upon a change or control of the Company. Specifically, in the event of any liquidation, dissolution or winding up, holders of the Preferred stock will have liquidation preference over holders of common stock.

Also as part of the loan transaction, the Company granted to Panther Bridge an Assignment of Net Profits Interest and Irrevocable Option to Convert to Working Interest from the ownership in the Panther Prospect of the Company. Under the Assignment, the Company conveyed to Panther Bridge a 1/8th (12.50%) of 8/8ths Net Profits Interest (as defined below) in and to all the Company’s interests in the oil, gas and mineral leases and any future wells drilled thereon as described in “Annex A” to the Assignment (which the Company refers to as the Panther Prospect). The Assignment defines “Net Profits Interest” as the gross proceeds actually received by the Company from the sale of oil, gas, and other hydrocarbons produced and saved from the subject leases, less certain allowable costs, including actual and reasonable costs, expenses, and charges attributable to the subject leases that fall into certain categories (as further set forth in the Assignment). Panther Bridge also has the irrevocable one-time option, at any time, to convert any portion of the Net Profits Interest conveyed under the Assignment from a net profits interest to an undivided working interest of equal percentage to the amount of the Net Profits Interest converted, in the properties described in the Assignment.

The proceeds of the loan transaction were used to participate in a drilling project conducted by Magnetar Drilling Fund on a Louisiana oil and gas lease owned by Wildcat Panther, LLC, a subsidiary of the Company .

Drilling and Development began in July 2025. In November 2025 determination was made that the well would be a dry hole.

In November 2025, the Company authorized issuance of 250,000 shares of common stock. to a consultant for services.